                               CIT RV TRUST 1998-A
                            Cutoff Date: Dec 31, 2004

 The percentages and balances set forth in each of the following tables may not total due to rounding.

                    Geographic Distribution of Contracts(1)

                                                      % of Contract                              % of Contract
                                    Number of        Pool by Number     Aggregate Principal    Pool by Principal
                                 Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
State                              Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
-----                            ---------------   ------------------   -------------------   -------------------
Alabama                                  36                1.47%             $ 1,164,592              1.77%
Alaska                                    2                0.08%             $    95,944              0.15%
Arizona                                 132                5.37%             $ 3,571,294              5.44%
Arkansas                                 69                2.81%             $ 1,021,213              1.56%
California                              340               13.84%             $ 9,038,045             13.77%
Colorado                                 56                2.28%             $ 1,569,956              2.39%
Connecticut                              14                0.57%             $   246,964              0.38%
Delaware                                  2                0.08%             $    67,126              0.10%
Florida                                 164                6.68%             $ 4,961,595              7.56%
Georgia                                  63                2.57%             $ 1,526,094              2.32%
Idaho                                    15                0.61%             $   436,061              0.66%
Illinois                                 63                2.57%             $ 1,234,215              1.88%
Indiana                                  29                1.18%             $   819,444              1.25%
Iowa                                      6                0.24%             $   152,054              0.23%
Kansas                                   47                1.91%             $   904,091              1.38%
Kentucky                                 13                0.53%             $   274,421              0.42%
Louisiana                                26                1.06%             $   807,884              1.23%
Maine                                     7                0.29%             $   411,077              0.63%
Maryland                                 30                1.22%             $   602,359              0.92%
Massachusetts                            34                1.38%             $   704,713              1.07%
Michigan                                 28                1.14%             $ 1,093,001              1.66%
Minnesota                                18                0.73%             $   931,910              1.42%
Mississippi                              17                0.69%             $   429,172              0.65%
Missouri                                 95                3.87%             $ 1,825,765              2.78%
Montana                                   7                0.29%             $   117,869              0.18%
Nebraska                                  8                0.33%             $    71,580              0.11%
Nevada                                   58                2.36%             $ 1,689,174              2.57%
New Hampshire                             9                0.37%             $   241,439              0.37%
New Jersery                              22                0.90%             $   573,028              0.87%
New Mexico                               32                1.30%             $ 1,459,011              2.22%
New York                                 46                1.87%             $ 1,158,573              1.76%
North Carolina                           49                2.00%             $ 1,996,978              3.04%
North Dakota                              1                0.04%             $   100,813              0.15%
Ohio                                     27                1.10%             $ 1,201,300              1.83%
Oklahoma                                148                6.03%             $ 2,803,855              4.27%
Oregon                                   71                2.89%             $ 2,277,800              3.47%
Pennsylvania                             33                1.34%             $   684,412              1.04%
Rhode Island                             11                0.45%             $   136,212              0.21%
South Carolina                           23                0.94%             $   732,666              1.12%
South Dakota                              2                0.08%             $    53,961              0.08%
Tennessee                                29                1.18%             $ 1,003,713              1.53%
Texas                                   400               16.29%             $10,346,401             15.76%
Utah                                     14                0.57%             $   640,011              0.97%
Vermont                                   3                0.12%             $    35,046              0.05%
Virginia                                 13                0.53%             $   377,082              0.57%
Washington                              115                4.68%             $ 3,323,174              5.06%
West Virginia                             4                0.16%             $    41,163              0.06%
Wisconsin                                15                0.61%             $   562,375              0.86%
Wyoming                                   7                0.29%             $   131,322              0.20%
Other(2)                                  3                0.12%                   9,270              0.01%
                                      -----              ------              -----------            ------
                                      2,456              100.00%             $65,657,220            100.00%
                                      =====              ======              ===========            ======

----------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations                      65,657,220

                             Range of Contract Rates

                                          % of Contract                              % of Contract
                        Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of             Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Contract Rates         Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
--------------       ---------------   ------------------   -------------------   -------------------
0.00%  - 7.49%(1)             5               0.20%             $   323,044               0.49%
7.50%  - 7.99%               32               1.30%             $ 2,588,160               3.94%
8.00%  - 8.99%              418              17.02%             $22,435,726              34.17%
9.00%  - 9.99%              713              29.03%             $20,880,990              31.80%
10.00% - 10.99%             624              25.41%             $11,261,803              17.15%
11.00% - 11.99%             345              14.05%             $ 4,987,258               7.60%
12.00% - 12.99%             184               7.49%             $ 1,987,595               3.03%
13.00% - 13.99%              89               3.62%             $   811,606               1.24%
14.00% - 14.99%              37               1.51%             $   318,603               0.49%
15.00% - 15.99%               6               0.24%             $    34,670               0.05%
16.00% - 16.99%               1               0.04%             $     8,328               0.01%
18.00% - 18.99%               1               0.04%             $    11,385               0.02%
19.00% - 19.99%               1               0.04%             $     8,050               0.01%
                          -----             ------              -----------             ------
                          2,456             100.00%             $65,657,220             100.00%
                          =====             ======              ===========             ======

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.


                          Range of Remaining Maturities

                                            % of Contract                              % of Contract
                          Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of Remaining     Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Maturities in Months     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
--------------------   ---------------   ------------------   -------------------   -------------------
  0 -  12 months              81                 3.30%            $   125,637                0.19%
 13 -  24 months              79                 3.22%                256,363                0.39%
 25 -  36 months              96                 3.91%                649,198                0.99%
 37 -  48 months             368                14.98%              2,938,737                4.48%
 49 -  60 months             168                 6.84%              2,121,712                3.23%
 61 -  72 months             504                20.52%              6,578,625               10.02%
 73 -  84 months              35                 1.43%                828,170                1.26%
 85 -  96 months             248                10.10%              9,226,082               14.05%
 97 - 108 months             749                30.50%             29,956,971               45.63%
109 - 120 months              22                 0.90%              1,489,346                2.27%
121 - 132 months               3                 0.12%                202,385                0.31%
133 - 144 months               2                 0.08%                126,801                0.19%
145 - 156 months              30                 1.22%              3,094,685                4.71%
157 - 168 months              71                 2.89%              8,062,507               12.28%
                           -----               ------             -----------              ------
                           2,456               100.00%            $65,657,220              100.00%
                           =====               ======             ===========              ======

                          Collateral Type Distribution

                                       % of Contract                              % of Contract
                     Number of        Pool by Number     Aggregate Principal    Pool by Principal
                  Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Collateral Type     Cut-off Date        Cut-off Date      as of Cut-off Date    as of Cut-off Date
---------------   ---------------   ------------------   -------------------   -------------------
Motor Homes            1,173               47.76%            $48,721,057              74.21%
Fifth Wheel              550               22.39%              9,947,536              15.15%
Travel Trailer           593               24.14%              5,436,043               8.28%
Other                    140                5.70%              1,552,583               2.36%
                       -----              ------             -----------             ------
Total                  2,456              100.00%            $65,657,220             100.00%
                       =====              ======             ===========             ======


                         Delinquency Status Distribution

                                                                  % of Contract                              % of Contract
                                                Number of        Pool by Number     Aggregate Principal    Pool by Principal
                                             Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Delinquency Status                             Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------------                           ---------------   ------------------   -------------------   -------------------
Current, including 1 to 29 days delinquent        2,073               84.41%            $53,113,067              80.89%
30 to 59 days                                        86                3.50%              2,391,265               3.64%
60 to 89 days                                        31                1.26%                897,710               1.37%
90 to 119 days                                       24                0.98%                760,315               1.16%
120 to 149 days                                      18                0.73%                408,729               0.62%
150 to 179 days                                      21                0.86%                654,439               1.00%
180+ days                                            51                2.08%              1,301,859               1.98%
Repossession Status                                 152                6.19%              6,129,835               9.34%
                                                  -----              -------            -----------             ------
                                                  2,456              100.00%            $65,657,220             100.00%
                                                  =====              =======            ===========             ======

                     Range of Principal Balance Outstanding

                    Total          Minimum         Maximum          Average
Principal      Balance as of    Balance as of   Balance as of   Balance as of
Balance Type    Cut-off Date     Cut-off Date    Cut-off Date    Cut-off Date
------------   --------------   -------------   -------------   --------------
Original       $96,350,781.09     $5,183.85      $425,000.00      $39,230.77
Current        $65,657,219.52     $   36.00      $334,391.62      $26,733.40




                      New vs. Used Collateral Distribution

                                    % of Contract                              % of Contract
                  Number of        Pool by Number     Aggregate Principal    Pool by Principal
               Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
New vs. Used     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------   ---------------   ------------------   -------------------   -------------------
New                 1,553               63.23%            $44,942,418              68.45%
Used                  903               36.77%             20,714,801              31.55%
                    -----              ------             -----------             ------
                    2,456              100.00%            $65,657,220             100.00%
                    =====              ======             ===========             ======



                             Range of Credit Scores

               Minimum as of      Maximum as of    Weighted Average as of
Score Type   Origination Date   Origination Date      Origination Date
----------   ----------------   ----------------   ----------------------
FICO                510                823                   677
Custom               85                301                   195




               Minimum, Maximum and Weighted Average Distribution

                    Minimum as of   Maximum as of   Weighted Average as of
Distribution Type    Cut-off Date    Cut-off Date        Cut-off Date
-----------------   -------------   -------------   ----------------------
Contract Rate             0.00%           19.00%               8.73%
Original Term         72 months       242 months          182 months
Current Term           0 months       163 months          101 months